UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2011

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the issuance by Prudential Financial, Inc. (the “Company”), on November 16, 2011, of $400 million aggregate principal amount of 4.50% Medium-Term Notes, Series D, due November 16, 2021 and $325 million aggregate principal amount of 5.80% Medium-Term Notes, Series D, due November 16, 2041, pursuant to the Company’s automatic shelf registration statement on Form S-3 (No. 333-157848, 333-157848-01 and 333-157848-02) (the “Registration Statement”).

(d) Exhibits.

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

5.1	Opinion of Brian J. Morris.

23.1	Consent of Brian J. Morris (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2011

PRUDENTIAL FINANCIAL, INC.

By:	/s/ John M. Cafiero
Name:	John M. Cafiero
Title:	Vice President and Assistant Secretary

Exhibit Index

5.1	Opinion of Brian J. Morris.

23.1	Consent of Brian J. Morris (included in Exhibit 5.1).